Exhibit 99.1

Investor Day May 15, 2014

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 1 Draft — for discussion only Safe Harbor This presentation contains what the Company believes are forward - looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the Company may have limited or no control. Information on certain of these risk factors and additional information on forward - looking statements are included in the Company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation.

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 2 Draft — for discussion only Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • Our annual report on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • Information on our business strategies, financial results and selected key performance indicators; • Announcements of our participation at investor conferences and other events; • Press releases on quarterly earnings, product and service announcements and legal developments; • Corporate governance information; and, • Other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only.

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 3 Draft — for discussion only Today's Agenda Welcome Cooper's Past, Present, and Future Operational Excellence Technical Review Break North America Tire Operations International Tire Operations Financial Plans Closing Remarks Break Q&A Brad Hughes Roy Armes Jim Keller Chuck Yurkovich Chris Ostrander Hal Miller Brad Hughes Roy Armes All Participants Luncheon with Cooper Leadership

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 4 Draft — for discussion only Key planning assumptions Relatively stable macroeconomic and political environment for our markets No major movements in interest rates in our markets No major currency movements in our markets Steadily increasing raw material prices in line with global inflation expectations No changes to our joint venture arrangements, e.g., CCT

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 5 Draft — for discussion only Today's Agenda Cooper's Past, Present, and Future Operational Excellence Technical Review North America Tire Operations International Tire Operations Financial Plans Closing Remarks

Cooper's Past, Present, Future Roy Armes Chairman, CEO & President

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 7 Draft — for discussion only Investor Day 2014

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 8 Draft — for discussion only A Century of Moving Forward 2014 1914 Ira J. Cooper formed the Cooper Corporation in 1920 after brothers - in - law Claude E. Hart and John F. Schaefer founded the company in 1914 • Global NYSE listed corporation with $3.4B net sales • 13,000 employees across four continents • 4th largest tire manufacturer in the U.S.

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 9 Draft — for discussion only 13,000 Employees Primarily Based in Our Eight Tire Manufacturing Facilities Worldwide Focus on Replacement Passenger Car Radial (PCR), Light Truck (LT), SUV and Truck & Bus Radial (TBR) Tires A Global Business with Strong House Brands and Expertise in Passenger and Truck Tires

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 10 Draft — for discussion only Great Products Great Price Great Performance To b e our customers' best service/value supplier Our Focus: Cooper's Winning Formula

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 11 Draft — for discussion only Essence of Our Brand: Life's a Road Trip

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 12 Draft — for discussion only We Set Bold Targets in Our 2008 Strategic Plan... Slide from 2008 Investor Day

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 13 Draft — for discussion only ...And Have Delivered Against Those Goals Resulting in Top Quartile Value Creation 26 38 44 Peers 2 S&P 500 3 3.4 2.7 +27% 2013 2006 Superior shareholder Value Creation Achieved Profitability Target Exceeded Growth Target Three out of Last Five Years 7.0 -1.8 Low cost country ( LCC ) sourcing at 43%, up from 18% in 2007, reaching target Attained 6% SG&A target in 2012 Shifted global house brand mix to 76%, up from 62% in 2007, exceeding 67% target 1. Feb '09 – Feb '14 2. Peers include: Bridgestone, Cheng Shin Rubber, Michelin, Continental, Goodyear, Hankook , Kumho , Nokian , Pirelli, Sumitomo Rubber, Toyo and Yokohama Rubber 3. Median company performance Note: TSRs use company reporting currency. Source: Publically available financial data 2006 2013 Operating profit (%) Net sales ($B) Five - year TSR (%) 1

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 14 Draft — for discussion only Since 2008, We Shored Up the Foundation of Our Business by Improving Our Cost Position... Transformed Manufacturing Cost Base and Footprint □ Opened, acquired and grew plants in Mexico, China, and Serbia □ Decreased U.S. conversion costs by 16% from '08 to '12 □ Reduced product complexity Jim Keller Vice President, Strategic Initiatives Ability to leverage existing low cost, near - sourced capacity for growth without capital investment in greenfield sites Source: Cooper internal data

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 15 Draft — for discussion only ...And by Taking Our Technical Capabilities to the Next Level Enhanced Technical Capabilities to Develop World - Class Products □ Relocated and expanded Asia technical center and refocused R&D agenda on market needs □ Reduced our product development cycle time to launch more new products at a faster pace □ Built technical capabilities to penetrate and win in OE, TBR, and premium PCR segments □ Leveraged advanced ready - to - use technologies Chuck Yurkovich Vice President, Global Research and Development

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 16 Draft — for discussion only With Footprint and Technical Capabilities in Place, Strong Focus on Driving Demand in All Regions North America Tire Operations Chris Ostrander – President International Tire Operations Hal Miller – President Drive mix and margin enhancement Become an established OE supplier Grow in Commercial Vehicles Leverage footprint to grow in Latin America Grow in China PCR/TBR segments Penetrate China OE market Profitable growth in Western Europe Leverage our sourcing for growth in Eastern Europe Asia Europe

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 17 Draft — for discussion only We Have an Exciting Future, Driving Both Sales and Profitability to New Heights Cooper today Long - term (end of decade) $3.4B net sales 7% operating profit 8 - 10% operating profit on a consistent basis $5 - 6B net sales 10+% operating profit

244844 - 64 - CTB investor day - 15Apr14 - V17 (Roy script).pptx 18 Draft — for discussion only From 2007 through 2013, we shored up the foundation of our business by attacking our cost position and improving our technical capabilities We've transformed our manufacturing cost base resulting in a balanced and competitive manufacturing footprint with capacity to support growth We've enhanced our technical capabilities to develop world - class products targeted at identified market needs in fast growing and high - margin segments We have a proven track record of solid execution demonstrated through our strong operating and shareholder results With our footprint and technical capabilities in place, we're driving house brand growth across all regions in the most attractive segments We've set aggressive but attainable targets for our future financial performance and are well on our way to writing the next chapter in Cooper's 100 - year history Key Takeaways

CTB investor day - 6May14 - VF.pptx 19 Draft — for discussion only Today's Agenda Cooper's Past, Present , and Future Operational Excellence Technical Review North America Tire Operations International Tire Operations Financial Plans Closing Remarks

Operational Excellence Jim Keller Vice President, Strategic Initiatives

CTB investor day - 6May14 - VF.pptx 21 Draft — for discussion only Globally competitive cost structure on every tire we produce in our network VISION

CTB investor day - 6May14 - VF.pptx 22 Draft — for discussion only In the Past Six Years, We Greatly Improved Our Operating Margin 10.2% 7.0% 9.4% -7.5% -10 -5 0 5 10 15% 2008 Q1 2014 2012 2013 How did we do it? Total Operating Profit

CTB investor day - 6May14 - VF.pptx 23 Draft — for discussion only Winning Formula for Operational Excellence Globally competitive cost structure on every tire we produce in our network Vision Global Sourcing Project Normandy Automation Strategic Focus Areas Product Portfolio Management Optimize production across global footprint Near - sourcing strategy Reduce total production cost per tire • Material • Conversion • Scrap • Distribution Invest in U.S. plant automation • Reduce labor cost • Decrease variation and scrap • Improve quality Reduce manufacturing complexity Improve cost competitiveness Product family consolidation 1 2 4 4 3 All cost initiatives pursued while maintaining and elevating quality, safety and sustainability 5

CTB investor day - 6May14 - VF.pptx 24 Draft — for discussion only Dramatically Expanded Our LCC Footprint to Enable Cost Competitive Near - Sourcing Strategy ~43% of Capacity Now Located in Low Cost Countries ( LCC )… ...While Implementing Our Near - Sourcing Strategy Cost competitive, near - sourced manufacturing footprint provides Cooper with unique platform for growth With our acquisitions in Mexico and Serbia, we have increased our ability to supply markets locally Near - sourcing provides Cooper with several advantages: • Decreased distribution costs • Improved fill rates • Accelerated go - to - market time • Reduced inventory levels • Faster reaction to market demand changes Global Sourcing 1 Source: Cooper internal five - year sourcing plan 43 36 18 0 10 20 30 40 50 2007 % share of LCC production capacity 2010 2013

CTB investor day - 6May14 - VF.pptx 25 Draft — for discussion only We Have Lowered U.S. Manufacturing Costs and Will Continue to Get Even More Competitive - 14% - 16% 2013 2017 2012 2011 2010 2009 2008 Cooper U.S. manufacturing costs (2008 – 2017) Forecast Actual 2 Project Normandy Source: Cooper internal data Unabsorbed fixed costs due to lower volume Consolidated capacity at three plants, conversion costs and scrap reduction, Project Normandy (started in 2012) Project Normandy, U.S. automation, product families

CTB investor day - 6May14 - VF.pptx 26 Draft — for discussion only Project Normandy Supports Near - Sourcing Strategy By Making All Plants Globally Even More Cost Competitive Four Project Normandy Focus Areas for Continuing to Reduce Manufacturing Costs Conversion • Reducing direct labor cost (including through automation) Scrap • Attacking variation in our plants by standardizing the processes to reduce scrap Material • Decreasing material usage without compromising quality and performance Distribution • Driving distribution efficiencies Project Normandy 2 We are well on our way to realizing the full potential savings We achieved great success in 2012 - 2013 and have identified additional projects that will contribute towards the 14% manufacturing reductions from 2012 to 2017 Source: Cooper internal data

CTB investor day - 6May14 - VF.pptx 27 Draft — for discussion only Automation Will Help Deliver Continuous Improvement in U.S. Manufacturing Costs Cooper Automation Plans for Three U.S. Tire Plants Automation Benefits Automation 3 Automation will drive significant savings with limited risk, while continuing to improve product quality Program Timing: 2013 – 2018 • Reduced labor costs • Decreased scrap • Improved yield • Decreased variation • Increased capacity Findlay, OH Texarkana, AR Tupelo, MS

CTB investor day - 6May14 - VF.pptx 28 Draft — for discussion only Product Family Consolidation Will Also Further Reduce Complexity and Manufacturing Costs Number of product families 2020 - 60% 2019 2018 2017 2015 2014 2013 2016 Plan to Decrease Number of Global Product Families 60% by 2020 Product Consolidation Benefits Product Portfolio Management 4 Source: Global Product Planning Meeting – March 2014 • Reduced complexity and manufacturing costs • Increased sourcing flexibility • More rapid product development... • ...while allowing product differentiation within regions

CTB investor day - 6May14 - VF.pptx 29 Draft — for discussion only We Have A Strong Culture and Track Record of Safety Quality, safety and sustainability 5 Promoting a Zero - Injury Culture at Every Level of the Business Introduced the Cooper Tire Safety Excellence System as the centerpiece of a recently introduced “Drive to Zero” campaign In 2013, the Tupelo, MS tire manufacturing plant worked three million hours without a lost - time injury… a Cooper first

CTB investor day - 6May14 - VF.pptx 30 Draft — for discussion only We Are Also Driving Significant Improvements in Environmental Performance 80 100% 80% 60% 40% 20% 0% Megajoule / kg product 100 - 20% 2012 2009 82 Millions of cubic meters 100 - 18% 2012 2009 75 Tonnes solvent used / 1000 tonnes product 2009 - 25% 2012 100 100 67 kg landfill usage / kg product 2009 - 33% 2012 84 Tonnes CO2e / 1000 kg product - 16% 2012 2009 100 Cooper is one of only two tire manufacturers to be designated as an ENERGY STAR® partner by the U.S. Department of Energy and U.S. Environmental Protection Agency Energy Usage I ntensity W ater Usage I ntensity Greenhouse Gas E missions I ntensity Landfill Usage I ntensity Solvent Usage I ntensity Source: ENERGY STAR ® website Quality, safety and sustainability 5

CTB investor day - 6May14 - VF.pptx 31 Draft — for discussion only Cooper's global manufacturing footprint will enable cost competitive near - sourcing of production to support our future growth We have decreased our manufacturing costs by 16% from 2008 to 2012... ...and project an additional 14% by 2017, in part through high ROI projects such as Normandy and automation We are also reducing complexity by streamlining the number of product families in our global portfolio… …while maintaining a strong focus on quality and safety and improving sustainability performance Key Takeaways Operational excellence established as core competency that will enable even more profitable growth in the future

CTB investor day - 6May14 - VF.pptx 32 Draft — for discussion only Cooper's Past, Present , and Future Operational Excellence Technical Review North America Tire Operations International Tire Operations Financial Plans Closing Remarks Today's Agenda

Technical Review Chuck Yurkovich Vice President, Global Research and Development

CTB investor day - 6May14 - VF.pptx 34 Draft — for discussion only To be the tire industry's, most agile and efficient, technical organization, delivering innovative, high - quality products to customers VISION

CTB investor day - 6May14 - VF.pptx 35 Draft — for discussion only Winning Formula for Global R&D To be the tire industry's, most agile and efficient, technical organization, delivering innovative, high - quality products to customers Vision Technical Leadership Global Leverage Superior Customer Value Strategic Focus Areas 1 2 3 "Ready to use" Advanced technology to reduce development cycle time Innovative technology for competitive advantage Enhanced tire and materials technology Leverage technology globally; design, build and test tires locally Speed and efficiency of product development Consolidate product families Emphasis on important performance parameters Customized products in all geographies that meet and exceed customer requirements Third - party recognition for industry - leading products

CTB investor day - 6May14 - VF.pptx 36 Draft — for discussion only We've Built Ready - to - Use Technologies in Key Areas to Launch Products Faster 1 Technical Leadership We are Developing "Ready to Use" Advanced Technologies Key Benefits • Speed to market – faster product development • Efficient development of deep expertise in technology • Rapid global deployment • Maximizes global leverage, increasing return on R&D spending Enhanced Performance Lightweight Materials Rolling Resistance / Fuel Economy Wet and Dry Grip Tire and Vehicle Noise Enables us to launch world - class products faster and more cost effectively than ever

CTB investor day - 6May14 - VF.pptx 37 Draft — for discussion only We Are Also Investing In Innovative Technologies to Maintain and Increase Our Competitive Advantage Example: Lightweight Fuel - Efficient Tire Example : Domestic Source of Natural Rubber Robust research pipeline to keep building industry leading products Standard Tire DOE Tire Cooper awarded Department of Energy grant to achieve: Cooper awarded USDA grant to develop a domestic source of natural rubber 1 Technical Leadership 20% weight reduction 30% lower rolling resistance Reducing material import dependency Consistent quality and availability Improved sustainability

CTB investor day - 6May14 - VF.pptx 38 Draft — for discussion only European Technical Centre: Melksham , UK • Opened 2007 • Tire testing, material development, offices • MIRA vehicle test facility Asia Technical Center: Shanghai, China • Opened 2008 • Tire testing, material lab, offices • Relocated in 2014 to Kunshan North America Technical Center: Findlay, OH • Opened 1998 • Tire testing, materials lab, offices • Site of new Global Technical Center in 2014 Tall Timbers Mold Facility: Findlay, OH • Opened 1998 • Full - service mold shop • Cooper Excellence Standards • Improved quality • Speed to market Cooper Tire & Vehicle Test Center: Pearsall, Texas • Opened 1998 • 1,000 - acre facility • Wet and Dry handling, slalom, VDA traction • Off - road track • Speed to market We Are Building Strong, Global Organizational Capabilities to Drive Leverage 2 Global Leverage

CTB investor day - 6May14 - VF.pptx 39 Draft — for discussion only RS3 - S and RS3 - A Tires Illustrate Our Success in Building Technical Capabilities and Organization Cooper Zeon RS3 Cooper RS3 - A Cooper RS3 - S Award winning products that meet/exceed market and customer needs 20% faster product development cycle and enhanced speed to market Leverage product technology to develop new products in adjacent markets Locally Competitive Products 3

CTB investor day - 6May14 - VF.pptx 40 Draft — for discussion only Our Leading Capabilities Are Resulting in Award - Winning Products Cooper Zeon RS3 - A Cooper Discoverer A/T3 Locally Competitive Products 3

CTB investor day - 6May14 - VF.pptx 41 Draft — for discussion only Our Technical Capabilities Position Cooper to Win OE Contracts The Ford Focus Titanium and SE models feature Cooper tires as standard original equipment Key Requirements to Compete in the OE Market Technology • Comprehensive understanding of vehicle / tire interaction • Tuning tire to enhance performance of a specific vehicle model • Emphasis on ride, handling, fuel economy, noise, weight optimization Manufacturing • Enhanced mixing • Supplier material consistency • Quality systems • Traceability Locally Competitive Products 3

CTB investor day - 6May14 - VF.pptx 42 Draft — for discussion only We're Leveraging Our Technology to Launch Great Products Tailored to the Needs of North America... Cooper CS5 Ultra Touring • Premium Passenger Touring • H V W Speed Rated • Exceptional all - season performance • Superior handling and control Cooper CS5 Grand Touring • Premium Passenger Touring • T Speed Rated PCR LT / TBR Mickey Thompson Baja ATZP3 • Premium LT Off Road tire • Superior resistance to off road surfaces • Exceptional cut and chip protection RoadMaster RM254 • Regional Traction Drive TBR • Superior performance and traction • Resists stone penetrations • Engineered For Retreading Locally Competitive Products 3

CTB investor day - 6May14 - VF.pptx 43 Draft — for discussion only ...And Europe... PCR / SUV Cooper Zeon CS - Sport • Ultra High Performance Summer Tire • 18” and 19” sizes, W and Y speed rated • Excellent wet performance with "A" grade • Improved wear and fuel efficiency • Superior stability and braking Cooper WM - SA2 • Alpine Winter Snow Tire • Premium Studless Design • Excellent Snow, Slush, Winter Performance • Exceptional Wet Driving Performance Locally Competitive Products 3

CTB investor day - 6May14 - VF.pptx 44 Draft — for discussion only ...As Well As in Asia Cooper Weather - Master Ice 100 • High Performance Tire • Maximum traction on Ice and Snow • Severe Snow Rated Cooper Zeon C7 • UHP Comfort Tire • Memorable Comfort Technology • Dynamic Armor Technology PCR / SUV TBR Dean D280 • Deep Traction Drive Design • Excellent All Weather Highway Performance • Even wear • L ow rolling resistance Since 2007, we revamped 75 - 80% of our products globally Locally Competitive Products 3

CTB investor day - 6May14 - VF.pptx 45 Draft — for discussion only Key Takeaways Cooper is developing and launching market leading products at a greater pace than ever before We drive our efficiency and speed to maximize our return on R&D investment by: • Developing "ready - to - use" Advanced technologies that are reusable across products • Creating product families that can be regionally customized to meet customer needs We're staying ahead of the curve by selectively investing in Innovative technologies to drive our future products and provide a "step change" in performance O ur enhanced technical capabilities are resulting in award - winning products and OE success, driving Cooper's branded product growth and margin expansion

Break In Progress

CTB investor day - 6May14 - VF.pptx 47 Draft — for discussion only Today's Agenda Cooper's Past, Present, and Future Operational Excellence Technical Review North America Tire Operations International Tire Operations Financial Plans Closing Remarks

North America Tire Operations (NATO) Chris Ostrander President

CTB investor day - 6May14 - VF.pptx 49 Draft — for discussion only North America Tire Operations (NATO) Business Overview • Established in 2007 • One manufacturing facility near Guadalajara with our JV partner • ~1,100 total employees including JV partner • 4th largest manufacturer in North America 1 • Three tire manufacturing facilities (Findlay, Tupelo and Texarkana) • ~4,900 employees • Max - Trac Tire Co., Inc. dba Mickey Thompson Performance Tires & Wheels; wholly - owned Cooper subsidiary • Acquired in 2003 • Premium brand, performance positioning • ~65 employees Deegan 38 Cooper Discoverer AT3 Cooper CS5 Ultra Touring Cooper Classic 1. Based on production capacity. Source: Tire Business 2013 Global Tire Report

CTB investor day - 6May14 - VF.pptx 50 Draft — for discussion only North America 2013 Unit Sales Breakdown Cooper increasing exposure to the fastest growing and most attractive segments with a strong portfolio of house brands Replacement Focus Diversified Product Mix Principally Branded 1% OE Market Replacement Market Private label House brands 2% Specialty 1% TBR 3% Winter Light Truck Passenger 74% 20% 99% 69% 31%

CTB investor day - 6May14 - VF.pptx 51 Draft — for discussion only Business Model in Much Stronger Position Today Than Seven Years Ago Foundations of manufacturing footprint and branded product portfolio established Building momentum in new products, new channels and competitive positioning 2007 2008 2010 2011 2012 Established Cooper de Mexico Minority investment in COOCSA 1 Majority investment in COOCSA 1 Record year of product launches Wabash OE Supplier of the Year 2009 Closure of Albany plant 2013 Award of first U.S. passenger car OE fitment, Ford Focus Roadmaster TBR introduction Initiated Project Normandy Products recognized in consumer publications 1. " COOCSA " is Corporacion de Occidente

CTB investor day - 6May14 - VF.pptx 52 Draft — for discussion only We Have Grown the Business While Also Improving Mix and Profitability Note: Sales reported before eliminations Source: Cooper annual and quarterly financial reports. In 2013, profit per PCR and LT unit increased by 9% on average over 2012 4 3 2 1 0 NATO net sales ($B) +54% Q1 2014 0.6 2013 2.5 2012 3.1 2011 2.8 2010 2.4 2009 2.0 12.2 8.2 9.6 2.7 5.4 5.5 0 3 6 9 12 15 Q1 2014 +75% Operating profit (%) 2010 2009 2013 2011 2012 NATO Sales Performance Driven by Improved Pricing and Mix... ...While Dramatically I mproving Our Margins

CTB investor day - 6May14 - VF.pptx 53 Draft — for discussion only Diversify and grow in the most attractive segments to be our customers' best service/value supplier VISION

CTB investor day - 6May14 - VF.pptx 54 Draft — for discussion only Winning Formula for North America Tire Operations Strategic Focus Areas Mix and margin enhancement Continue product launch successes Focus on growth of the Cooper brand Convert capacity to grow more premium units Grow in underpenetrated channels Deemphasize wholesale private - label business Become an established OE supplier Grow OE segment No more than 10% of business Enter car dealer replacement channel Further advance Cooper technology Grow in Commercial Vehicles Recover and grow Roadmaster share Grow in OE segment Enter fleet replacement channel Leverage footprint to grow in Latin America Expand Mexico manufacturing Continue success in Mexico and Central America Leverage footprint to grow in the rest of Latin America 1 2 3 4 Diversify and grow in the most attractive segments to be our customers' best service/value supplier Vision

CTB investor day - 6May14 - VF.pptx 55 Draft — for discussion only We Have Been Successfully Shifting Our Mix Toward Premium Segments… 1. Winter, UHP , V - rated, H - rated and SUV Source: Cooper internal data Cooper PCR / SUV mix Several Drivers of Premium Mix Shift • Increasing pace of branded new product development with focus on premium segments • Accelerating capacity conversion to support premium unit growth • Growing our branded PCR and SUV share in underpenetrated channels • Continuing Mickey Thompson growth in the specialty segment • Raising brand awareness through targeted advertising spend 2009 % of Cooper volume 2013 2011 T & below Premium segments (Winter, UHP , H, V, and SUV ) Next level (by 2017) Operating profits for “premium segments" 5 to 15 times higher than T & below rated tires Mix & margin enhancement 1

CTB investor day - 6May14 - VF.pptx 56 Draft — for discussion only ...While Focusing Growth on House Brands and Reducing the Role of Wholesale Private Label 1. Excludes $76.4M in restructuring costs for Albany plant Source: Cooper annual reports and internal data Cooper Wholesale Private Label Share in North America Consistently Decreased Over the Last Six Years (4.6%) 1 12.2% % Cooper brand, other house brands and retail private label Wholesale private label Q1 2014 2013 2008 2011 Operating profit Operating profit on Cooper branded products significantly higher than similar private - label products sold in the wholesale channel Mix & margin enhancement 1

CTB investor day - 6May14 - VF.pptx 57 Draft — for discussion only New World - Class Products Helping to Drive Cooper Brand Growth 1. New products launched in last 24 months Source: Cooper internal data, RMA data 20 24 28 29 30 35 0% 10% 20% 30% 40% New products as a % of NATO unit sales 1 Next level 2014E 2013 2012 2011 2010 From 2010 to 2013, Cooper branded units grew 16% versus 1% decline in total industry replacement segment Cooper CS5 Ultra Touring • Cooper Discoverer ATW • Cooper Discoverer SRX Cooper Zeon RS3 - A • Cooper Zeon RS3 - S • Cooper CS3 Touring • Cooper Discoverer AT3 • Cooper Discoverer S/T MAXX (by 2017) Increased Sales of New P roducts... ...Driven by Multiple S uccessful I ntroductions... ...With M uch More Coming Mix & margin enhancement 1

CTB investor day - 6May14 - VF.pptx 58 Draft — for discussion only Cooper CS5: Cooper's Best Passenger Touring Tire Ever

CTB investor day - 6May14 - VF.pptx 59 Draft — for discussion only Increased Advertising Also Raising Consumer Awareness and Consideration of Cooper Brand in North America We successfully leveraged new product innovations into our brand advertising to elevate Cooper's brand awareness $ Millions +104% 2013 2010 +9% 2013 2010 Cooper brand consideration Million units +16% 2013 2010 Source: Cooper internal data Advertising Investment Doubled 9% Higher B rand C onsideration 16% Sales I ncrease in Cooper Branded P roducts Mix & margin enhancement 1

CTB investor day - 6May14 - VF.pptx 60 Draft — for discussion only We Are Growing in Less Penetrated and Faster - Growing Channels 0% 20% 40% 60% 80% 100% Regional Retailer Q1 2014 2008 National Retailer Independent Tire Dealers We are focused on accelerating Cooper brand growth in channels that are outpacing market growth Cooper's Channel Mix +1% (11%) +9% Other Original Equipment Q1 2014 vs 2008 Source: Cooper internal data Mix & margin enhancement 1

CTB investor day - 6May14 - VF.pptx 61 Draft — for discussion only Cooper Becoming an Established OE Supplier in North America 0 250 500 Million units OE Replacement 79% 21% 2017 E 2.6% 333 2013 368 23% 77% 4% 2% CAGR '13 - 17 Become an established OE supplier 2 We expect OE to be no more than 10% of our business while maintaining focus on the replacement segment □ OE is a faster - growing segment and market conditions for OE profitability have improved □ We have the right technology and products □ OE generates pull for replacement market, increases penetration in car dealership channels □ Also enhances brand awareness Ultimately, it compels us to always get better! OE Growing T wice as Fast as R eplacement M arket 1 in North America 2 We Have a Strong R ationale for Entering the OE Business N ow 1. Includes PCR and LT. 2. United States, Canada, and Mexico. Source: LMC Automotive

CTB investor day - 6May14 - VF.pptx 62 Draft — for discussion only We Recently Won Our First U.S. Passenger OE Supply Contract We now have the experience and technical and manufacturing capabilities to grow OE The First Ford Focus Titanium to Feature Cooper Tires as Standard Original Equipment Become an established OE supplier 2

CTB investor day - 6May14 - VF.pptx 63 Draft — for discussion only We Are Increasing Our TBR Market Share in North America... Our Focus on Recuperating Roadmaster Share in 2014... ...While Growing in Fleet and OE Significant growth opportunity for Cooper, and currently building in - house expertise and capabilities: • National Accounts Program • 24/7 Fleet Emergency Service • Fleet Engineer team Success in fleets also a pull - through in OE segment Increased investments in sales and marketing Our TBR margins ~2 – 3 times higher than PCR/LT margins Grow in Commercial Vehicles 3 TBR unit sales - 46% +33% CAGR 2013 2012 2010 2008 Supply issue due to labor disruptions at CCT resolved Began delivering Roadmaster products in Q1 2014 Winning back positions with key customers

CTB investor day - 6May14 - VF.pptx 64 Draft — for discussion only ...And Growing in Mexico, Brazil and Latin America by Leveraging Mexico LCC Manufacturing Low cost, near - sourced manufacturing facility • Lower labor and distribution cost • Faster response to market demand changes Reduced duties for major Latin American markets Opportunity to raise capacity by 50% to accelerate LT and PCR production Chile 2017F (Millions) Population 18 Replacement tire demand 1 5 Brazil 2017F (Millions) Population 206 Replacement tire demand 1 47 Colombia 2017F (Millions) Population 48 Replacement tire demand 1 7 We are targeting 4 – 5 million units in Latin America by 2020 Leverage footprint to grow in Latin America 4 Mexico 2017F (Millions) Population 128 Replacement tire demand 1 27 Cooper tire manufacturing facility near Guadalajara 1. Annual replacement unit demand for PCR, LT and TBR Source: LMC Automotive Leveraging Strong Asset in Mexico… ...To Grow in Latin America

CTB investor day - 6May14 - VF.pptx 65 Draft — for discussion only Our growth strategy is to increase our exposure to the fastest - growing and most attractive market segments , and in doing so, continue to structurally improve our mix We are well on our way to becoming an established supplier in the Light Vehicle OEM channel In addition, we are focusing on increasing our TBR share to improve the profitability of our overall portfolio While the U.S., Canada and Mexico will remain our primary focus, the rest of Latin America will also become a major growth emphasis Key Takeaways

CTB investor day - 6May14 - VF.pptx 66 Draft — for discussion only Today's Agenda Cooper's Past, Present, and Future Operational Excellence Technical Review North America Tire Operations International Tire Operations Financial Plans Closing Remarks

International Tire Operations Hal Miller President

CTB investor day - 6May14 - VF.pptx 68 Draft — for discussion only International Tire Operations Business Overview Cooper Tire Asia ~5,800 employees Established operations in 2006 Two manufacturing facilities in China: Rongcheng ( CCT ) and Kunshan ( CKT ) Asia Technical Center opened in 2008, moved to new facility in 2014 Cooper Tire Europe ~1,400 employees Acquired operations in 1997 Two manufacturing facilities in Europe: Melksham (U.K.) and Krusevac (Serbia) European Technical Center opened in 2007

CTB investor day - 6May14 - VF.pptx 69 Draft — for discussion only International Segment 2 013 Unit Sales Breakdown Improving product and channel mix with strong house brands OE Market Replacement Market Motorcycle 2% Winter Light Truck Passenger TBR UHP Private label 8% House brands Source: Cooper internal data Replacement Focus Product Diversification Principally Branded 85% 15% 44% 26% 13% 7% 8% 92%

CTB investor day - 6May14 - VF.pptx 70 Draft — for discussion only The Foundation for Our Business in Europe and Asia Was Established by Acquiring Local Footprint 1997 2003 2010 2011 2012 Purchases the highly regarded Avon Tires Limited, based in Melksham , England Cooper enters into a 50/50% joint venture with Kenda Rubber for construction of a plant outside Shanghai Cooper also purchases an additional 14% of CCT for $18M, raising ownership to 65% Purchases additional 50% stake from Kenda for $117M giving Cooper 100% ownership of the CKT operation Cooper acquires plant in Krusevac , Serbia 2005 Acquires 51% ownership in China’s third largest tire manufacturer ( CCT ) 2007 2014 Asia Technical Center facility relocated to Kunshan Asia Technical Center opens in Shanghai 2008 Cooper Europe Technical Centre opens in Melksham , England

CTB investor day - 6May14 - VF.pptx 71 Draft — for discussion only We Have a Profitable International Business and a Solid Foundation to Keep Growing 2.0 1.5 1.0 0.5 0.0 Cooper International net sales ($B) +17% Q1 2014 0.3 2013 1.2 2012 1.6 2011 1.6 2010 1.3 2009 1.0 2013 results impacted by labor disruptions in China Percentage of total company sales 33% 34% 35% 34% 36% 7.5 6.8 9.1 6.6 6.5 7.3 0 3 6 9 12 Cooper International operating profit (%) 2013 2012 2011 2010 2009 Q1 2014 33% Sales Grew 17% Per Y ear from 2009 to 2012... ...And A lways K ept Solid Operating M argins Note: Sales reported before eliminations Source: Cooper annual and quarterly reports

CTB investor day - 6May14 - VF.pptx 72 Draft — for discussion only Achieve profitable, sustainable growth in our International segment to ultimately account for 50% of total company sales VISION

CTB investor day - 6May14 - VF.pptx 73 Draft — for discussion only Winning Formula for International Tire Operations Achieve profitable, sustainable growth in our International segment to account for 50% of total company sales Vision PCR / TBR growth in China Penetrate China OE market Profitable growth in Western Europe Strategic Focus Areas Leverage our sourcing for growth in Eastern Europe Increase pace of new product launches to meet customer needs Grow in long distance and city bus, as well as long - haul truck Improve PCR / TBR distribution channels Expand our OE position in China Generate consumer pull via increased brand recognition Clarify and strengthen product offering to customers Improve Cooper brand awareness and growth Grow profitably in key markets (U.K., Germany) Improve service through local sourcing Improve manufacturing cost competitiveness Grow in high potential Eastern European countries and Russia 1 2 4 3

CTB investor day - 6May14 - VF.pptx 74 Draft — for discussion only We Quickened the Pace of New Product Introductions to Meet Customer Needs in PCR and TBR Near - term target +81% 2013 2008 +72% Total PCR SKUs Unique R&D center: local design and faster time to market Unique footprint with two manufacturing facilities 1 Cooper Weather - Master Ice 100 Dean D280 New product focus on driving meaningful position in long - haul truck & bus segments Strong PCR offering across major segments • 4x4/SUV • UHP • Winter • Low rolling resistance In Recent Y ears, We Launched M ore New Products T han E ver Before Cooper N ow P ositioned to Address C ustomer N eeds in PCR / TBR PCR/TBR growth in China

CTB investor day - 6May14 - VF.pptx 75 Draft — for discussion only We Have Made Significant Progress in Addressing Challenges of Distribution in China Focusing on high priority provinces and doubling down on distributor, retailers Rapidly growing points of sale: 20% growth in 2013 Actively penetrating promising emerging retail channels Rapidly growing points of sale: >8,000 stores selling TBR products in 2013 Adapting product lines to fleet requirements by leveraging Asia R&D technical center PCR TBR ...Driving our Distribution Strategy 1 PCR/TBR growth in China In China's fragmented distribution system, branded tire shops are still the largest retail channel, but emerging channels likely to take more share TBR distribution evolving fast , strong growth of fleet channel expected Market Trends in China...

CTB investor day - 6May14 - VF.pptx 76 Draft — for discussion only OE Presence is Vital to Win in China 2 Penetrate China OE market Note: Figures include demand for PCR and Light Truck Source: LMC Automotive 0 250 500 12% 2017 E 375 60% 40% 2013 235 57% 43% Million units In China, OE Accounts for ~40% of total PCR and LT demand Growth in OE is Vital to Win in China OE segment for PCR and LT make up ~40% of market demand in China and growing rapidly at ~11% per year Consumers have a strong sense of brand in China and OE fittings drive consumer pull for replacement tires • High preference for OE brand in first and second replacements OE presence also important to raise brand awareness and consideration 11% Replacement OE 13%

CTB investor day - 6May14 - VF.pptx 77 Draft — for discussion only Cooper Already Marking Early Progress in Winning OE Supply Agreements in China Successfully gaining early traction in Chinese OE market • Working with top Chinese car manufacturers (Great Wall, Beijing Automotive, etc.) Ability to leverage local OE capabilities in China • Local plant OE certified 2 Penetrate China OE market

CTB investor day - 6May14 - VF.pptx 78 Draft — for discussion only In Europe, We Increased Profitably by Focusing on Higher Margin, More Attractive Segments We have doubled our operating profit in Europe over past 5 years and built a sustainable, profitable platform for growth 3 Profitable growth in Western Europe UHP share as % of Cooper & Avon summer tires 2007 2009 +36% 2011 2013 Example: The Share of Profitable UHP Tires in Our Portfolio Increased Significantly Since 2007

CTB investor day - 6May14 - VF.pptx 79 Draft — for discussion only We Are Focused on Growing our Solid Position in the U.K. and Capturing Profitable Growth in Germany Germany United Kingdom Note: Figures include demand for PCR, light truck and TBR Source: LMC Automotive United Kingdom 35 33 0 20 40 60 Total replacement demand (M units) 1% 2017 F 2013 Germany 64 58 0 50 100 2017 F Total replacement demand (M units) 3% 2013 • Largest market in Europe • Increased market share in 2013 with strong growth in W,Y,Z rated PCR and SUV segments • Leveraging new product successes to grow Cooper brand awareness 3 Profitable growth in Western Europe • Cooper one of the top 5 players with well established brands and distribution footprint • Melksham production facility to serve local demand • Profitable niche and premium strategy (e.g. UHP , motorcycle, racing tires)

CTB investor day - 6May14 - VF.pptx 80 Draft — for discussion only We Have Simplified and Strengthened Our Product Offering with More New Launches… Renewed most PCR /LT product lines Expanded our motorcycle offering Sales / SKU 2014 2013 +31% Product lines 2013 - 39% 2014 4x4 New summer UHP line Cooper Zeon 4XS Sport ( V,W,Y ) 27 sizes – 16” to 20” Winter Added new sizes Cooper Weathermaster WSC (T) 20 sizes: 15” to 20” Van Improved product line Avon AV11 Winter & Summer 8 sizes: 15” to 16” ...Resulting in Greater Sales Productivity Product offering simplified... 3 Profitable growth in Western Europe Reduced Product Lines to Clarify Cooper's Offering to Customers Continuing to Enhance R&D and Quicken Pace of Product Launches

CTB investor day - 6May14 - VF.pptx 81 Draft — for discussion only ...And Achieved a Step - Change in Marketing to Drive Cooper Brand Awareness and Growth Arsenal among the most popular teams in European Football Five - year official sponsorship deal beginning in 2014, with premium coverage, alongside brands such as Carlsberg, Citroen Partnering with brand ambassadors Increasing our presence in select media Increased Advertising Intensity Over Past Two Years Secured a Major Partner to Boost Brand Awareness David Coulthard UHP Xavi Foj 4x4 Timmy Hansen RallyX 3 Profitable growth in Western Europe

CTB investor day - 6May14 - VF.pptx 82 Draft — for discussion only Local Sourcing Allows Us to Deliver Product at Lower Cost With Better Customer Service 2013 2010 2014 2012 Production units 2011 2008 2009 Asia Serbia Melksham Three Steps to a Winning Sourcing Strategy Production Europe sourced Serbia ramp - up / near - sourcing Shift from U.K. to Asia Melksham rightsizing 55% 58% 51% 42% 60% 76% 81% 1 2 3 4 Leverage our sourcing for growth in Eastern Europe In addition to LCC cost advantage, Serbia also has duty - free status with EU and Russia Source: Cooper internal data

CTB investor day - 6May14 - VF.pptx 83 Draft — for discussion only Plans to Expand Presence in High Potential Countries in Eastern Europe Russia Estonia Latvia Lithuania Romania Bulgaria Ukraine Hungary Czech Rep. Poland Belarus Serbia Note: Figures include OE and replacement demand for PCR, light truck and TBR Source: LMC Automotive Eastern Europe (including Russia) 163 129 0 50 100 150 200 Total demand (units) 2017 F 6% 2013 • Fastest growing markets in Europe • Leverage manufacturing presence in Serbia – LCC cost advantage – Duty free into both EU & Russia • Plans to increase sales force and resources in Eastern Europe 4 Leverage our sourcing for growth in Eastern Europe Slovakia

CTB investor day - 6May14 - VF.pptx 84 Draft — for discussion only Key Takeaways In China, we are well positioned to grow our PCR / TBR business based on an improving product portfolio, growing distribution network and competitive local technical and manufacturing capabilities As we continue to gain traction as an OE player in China, it will help to further generate pull for Cooper branded replacement tires In Western Europe, we will continue to drive profitable growth in core markets (U.K., Germany)... ...as well as leverage our LCC sourcing in Eastern Europe for growth in high potential markets

CTB investor day - 6May14 - VF.pptx 85 Draft — for discussion only Today's Agenda Cooper's Past, Present, and Future Operational Excellence Technical Review North America Tire Operations International Tire Operations Financial Plans Closing Remarks

Financial Plans Brad Hughes Vice President & Chief Financial Officer

CTB investor day - 6May14 - VF.pptx 87 Draft — for discussion only We Expect to Return to Our Track Record of Growth After a Challenging 2013 (4%) 20% 17% 7% Year - on - year unit growth 5 4 3 2 1 0 Net sales ($B) 2013 2012 4.2 2011 3.9 2010 3.4 2009 2.8 2008 2.9 3.4 (18%) Over $200M in impact from labor disruptions in China Source: Cooper annual financial reports

CTB investor day - 6May14 - VF.pptx 88 Draft — for discussion only We Have Consistently Improved Our Profitability and Showed Resiliency in 2013 156 188 163 397 241 -217 7.0 9.4 4.2 5.65.6 -250 0 250 500 -10 -5 0 5 10 Operating profit (%) Operating profit ($M) 2013 2012 2011 2010 2009 2008 - 7.5 (3.72) 0.85 2.24 4.02 2 3.49 1.73 EPS ($/ sh ) 1 1. Fully diluted 2. Includes one - time non - cash net income increase of $177M, or $2.82 per share in 2011 due to the release of most of the valuation allowance against our U.S. deferred tax asset and related expense effects Source: Cooper annual financial reports Impacted by $74M of labor disruptions in China and merger related expenses

CTB investor day - 6May14 - VF.pptx 89 Draft — for discussion only Our Strong Operating Results Delivered Superior shareholder Value Five Year TSR Higher Than Industry and 1st Quartile S&P 500... ...Resulting in Superior Value Creation for shareholders 0 10 20 30 40 50 Peers 1 38 % b 44 % February 2009 - 2014 Five - year TSR (%) 3rd Qtr =18% S&P 500 1st Qtr = 35% 627 0 100 200 300 400 500 600 700 800 900 Value of $100 invested in February 2009 ($) 281 S&P 500 493 Peers 1 2010 2011 2012 2013 Median = 26% Feb 2014 Feb 2009 1. Peers include: Bridgestone, Cheng Shin Rubber, Michelin, Continental, Goodyear, Hankook , Kumho , Nokian , Pirelli, Sumitomo Rubber, Toyo and Yokohama Rubber. Note: TSRs use company reporting currency. Source: Publically available financial data

CTB investor day - 6May14 - VF.pptx 90 Draft — for discussion only 2014 Off to a Great Start with Solid Q1 Profit ...And Operating Profits Hit Double Digits 797 862 0 200 400 600 800 1,000 Q1 ’13 Net sales ($M) - 8% Q1 ’14 10.2 7.0 0 5 10 15 Q1 ’14 FY ’13 Operating profit (%) +46% -2 5 -2 0 2 4 6 North America Q1 '13 – Q1 '14 volume growth (%) International Net sales Declined on Pricing and Mix H owever U nit G rowth up Strongly in NATO... Source: Cooper quarterly financial reports

CTB investor day - 6May14 - VF.pptx 91 Draft — for discussion only We Expect to Further Grow the Cash We Have Available to Fund the Business and Other Uses 2,000 1,500 1,000 500 0 $M Net cash (end) 398 Other financing 2 3 Dividends - 154 Net debt 1 - 216 Asset sales 172 Acquisitions - 188 CapEx - 870 Net cash from Op. activities 1,304 Net cash (beg.) 346 Sources and Uses of Cash 12/31/07 – 12/31/13 Operating CF Investments Financing Consistently paid dividends at 42¢ p.a since 1998 1. Debt issued – debt repaid 2. Includes share issuance, share repurchase, forex , and other financing Source: Cooper annual financial reports and internal data

CTB investor day - 6May14 - VF.pptx 92 Draft — for discussion only We Carefully Consider How to Best Allocate Capital to High Shareholder Return Opportunities 16 16 11 22 14 -14 8 -20 -10 0 10 20 30 2011 2012 2013 2010 ROIC 1 2007 2009 2008 1. Return on Invested Capital, including non - controlling equity ROIC weighted average in last five years = 16% Different Alternatives for Using Excess Cash Fund maintenance projects Pursue high ROIC projects • E.g. U.S. plant automation, product mix change Expand capacity to support growth • Within current plant footprint ... • ... or beyond, e.g., Serbia Maintain strong balance sheet including pension funding Return capital to shareholders: • Regular dividends (set based on ability to maintain through recessions) • Buybacks or special dividend In the Last Five Years, We Efficiently Deployed Capital

CTB investor day - 6May14 - VF.pptx 93 Draft — for discussion only We Have a Strong Balance Sheet That Gives us Financial Flexibility 398 346 0 200 400 600 Cash and cash equivalents ($M) +15% Q4 ’13 Q4 ’07 16 38 0 20 40 2013 - 22 Debt/Enterprise value 1 2008 $200M Asset backed revolving credit facility Parent company Asia subsidiary $175M Accounts receivable securitization program $368M Unsecured annually renewable credit lines 1. Debt is short - term debt, current portion of long - term debt and long - term debt ...With A mple F inancing F lexibility Healthy Balance S heet...

CTB investor day - 6May14 - VF.pptx 94 Draft — for discussion only CCT Ownership Outcome Key to Decisions About Capital Deployment in 2014 and Beyond Independent valuation firm to determine the fair market value of the joint venture • Well - built asset with a great track record • Likely to continue to look at other growth opportunities, e.g. M&A • Cooper maintains supply via offtake rights for at least three years • Several options available, e.g. brown and greenfield Must be resolved before we can determine long - term capital deployment plans Cooper Buys CCT Cooper Sells CCT

CTB investor day - 6May14 - VF.pptx 95 Draft — for discussion only We Have Set Bold Aspirations for the Future Cooper today Long - term (end of decade) $3.4B net sales 7% operating profit 8 - 10% operating profit on a consistent basis $5 - 6B net sales 10+% operating profit

CTB investor day - 6May14 - VF.pptx 96 Draft — for discussion only Key Takeaways Cooper has delivered strong results and improved its financials over past six years 2014 is off to a strong start with operating profit of 10.2%, up 3.2 points over full year 2013 We have a great track record of generating cash flow and have proven the resilience of our business model We maintain a strong balance sheet , which gives us financing flexibility to create value for our shareholders CCT outcome is key for our capital deployment plans, but w e are confident that either way we are well positioned We have aggressive but attainable near - term and long - term growth and profitability targets to guide our next steps

CTB investor day - 6May14 - VF.pptx 97 Draft — for discussion only Today's Agenda Cooper's Past, Present, and Future Operational Excellence Technical Review North America Tire Operations International Tire Operations Financial Plans Closing Remarks

Closing Remarks Roy Armes Chairman, Chief Executive Officer & President

CTB investor day - 6May14 - VF.pptx 99 Draft — for discussion only Our Strategic Pillars Remain the Same As We Stretch to the Next Level of Performance Strategic Pillars Remain the Same... ...for Achieving Our Next - Level Aspirations Continue to Improve Our Competitive Cost Structure and Profitability Drive Topline Profitable Growth Build Organizational Capabilities Cooper today Long - term (end of decade) $3.4B net sales 7% operating profit 8 - 10% operating profit on a consistent basis $5 - 6B net sales 10+% operating profit

CTB investor day - 6May14 - VF.pptx 100 Draft — for discussion only From 2007 through 2013, we shored up the foundation of our business by attacking our cost position and improving our technical capabilities We've transformed our manufacturing cost base resulting in a balanced and competitive manufacturing footprint with capacity to support growth We've enhanced our technical capabilities to develop world - class products targeted at identified market needs in fast growing and high value segments Through these actions, we have achieved strong operating and shareholder results With our footprint and technical capabilities in place, we can take advantage of the growth opportunities ahead of us and drive demand for our house brands across all regions in the most attractive segments We've set aggressive but attainable targets for our future financial performance and are well on our way to writing the next chapter in Cooper's 100 - year history Key Takeaways of the Day

Break In Progress

Questions and Answers

Thank You

CTB investor day - 6May14 - VF.pptx 104 Draft — for discussion only It is possible that actual results may differ materially from projections or expectations due to a variety of factors, includ ing but not limited to: • volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas and the unavailability of such raw materials or energy sources; • the failure of the Company’s suppliers to timely deliver products in accordance with contract specifications; • changes in economic and business conditions in the world; • failure to implement information technologies or related systems, including failure by the Company to successfully implement an ERP system; • increased competitive activity including actions by larger competitors or lower - cost producers; • the failure to achieve expected sales levels; • changes in the Company’s customer relationships, including loss of particular business for competitive or other reasons; • the ultimate outcome of litigation brought against the Company, including stockholders lawsuits relating to the Apollo merger as well as products liability claims, in each case which could result in commitment of significant resources and time to defend and possible material damages against the Company or o the r unfavorable outcomes; • changes to tariffs or the imposition of new tariffs or trade restrictions; • changes in pension expense and/or funding resulting from investment performance of the Company’s pension plan assets and chan ges in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; • government regulatory and legislative initiatives including environmental and healthcare matters; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • changes in interest or foreign exchange rates; • an adverse change in the Company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit ma rke ts; • the risks associated with doing business outside of the United States; • the failure to develop technologies, processes or products needed to support consumer demand; • technology advancements; the inability to recover the costs to develop and test new products or processes; • the impact of labor problems, including labor disruptions at the Company, its joint ventures, including CCT , or at one or more of its large customers or suppliers; • failure to attract or retain key personnel; • consolidation among the Company’s competitors or customers; • inaccurate assumptions used in developing the Company’s strategic plan or operating plans or the inability or failure to succ ess fully implement such plans; • failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital r eso urces; • the ability to sustain operations at CCT , including obtaining financial and other operational data of CCT ; • changes in the Company’s relationship with its joint - venture partners, or changes in the ownership structure of its joint ventur es, including changes resulting from the previously announced agreement between the Company and the CCT joint - venture partner; • the inability to obtain and maintain price increases to offset higher production or material costs; • inability to adequately protect the Company’s intellectual property rights; • inability to use deferred tax assets; and • the ultimate outcome of legal actions brought by the Company against wholly - owned subsidiaries of Apollo Tyres Ltd. Risks